UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1400 Midland, Texas		79701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 SALARIES

On February 1, 2012, the Compensation Committee (the “Committee”) of Legacy Reserves GP, LLC, the general partner (the “General Partner”) of Legacy Reserves LP (the “Partnership”), determined the Chief Executive Officer’s 2012 salary as follows, and on February 2, 2012, upon recommendation of the Committee, the board of directors (the “Board”) of the General Partner determined 2012 salaries for the remaining executive officers as follows, all effective March 1, 2012:

Executive Officer	2012 Salary
Cary D. Brown Chairman of the Board and Chief Executive Officer	$425,000
Steven H. Pruett President, Chief Financial Officer and Secretary	$335,000
Paul T. Horne Executive Vice President of Operations	$300,000
Kyle A. McGraw Executive Vice President of Business Development and Land	$280,000
William M. Morris Vice President and Chief Accounting Officer	$236,000

2011 CASH BONUSES FOR EXECUTIVE OFFICERS

Also on February 1, 2012, in accordance with the Amended and Restated Legacy Reserves LP Compensation Policy effective February 18, 2010 (the “Compensation Policy”), the Committee approved the following bonus awards for Mr. Cary Brown, and with respect to the remaining executive officers, recommended the following bonus awards to the Board and the Board approved such awards on February 2, 2012, all subject to Audit Committee approval of the final EBITDA calculation for 2011.

Subjective Cash Award. Each executive officer will be awarded such subjective amount of cash bonus (up to 50% of the aggregate annual amount), as set forth under “Subjective Factor” in the table below:

Objective Cash Award. The objective component (up to 50% of the annual cash bonus) is based on a formula based on EBITDA and growth in cash distributions per unit, weighted equally.

Accordingly, the following cash bonuses with respect to each executive officer will be awarded:

	Objective				Subjective			Total Bonus
Executive Officer	2011 Salary	Objective Factor	% of Objective Factor Earned	Bonus Amount(1)	Subjective Factor	% of Subjective Factor	Bonus Amount
Cary D. Brown	$400,000	55%	75.24%	$165,528	55%	80%	$176,000	$341,528
Steven H. Pruett	$320,000	50%	75.24%	$120,384	50%	80%	$128,000	$248,384
Paul T. Horne	$269,000	40%	75.24%	$80,958	40%	85%	$91,460	$172,418
Kyle A. McGraw	$252,000	35%	75.24%	$66,362	35%	80%	$70,560	$136,922
William M. Morris	$236,000	30%	75.24%	$53,270	30%	85%	$60,180	$113,450
Total 2011 Cash Bonus				$486,502			$526,200	$1,012,702

(1)	The amounts shown are preliminary and are subject to Audit Committee approval of the final EBITDA calculation for 2011. The amounts are determined by using a weighted earned percentage of 75.24% of the Objective Factor as determined in accordance with the formula set forth in the Compensation Policy.

2012 PHANTOM UNIT GRANT

On February 1, 2012, in accordance with the Compensation Policy, the Committee approved the following phantom unit awards and associated distribution equivalent rights for Mr. Cary Brown, and, with respect to the remaining executive officers, recommended the following phantom unit awards to the Board and the Board on February 2, 2012 approved such awards.

Objective or Performance-Based Equity Compensation. In accordance with the Compensation Policy the objective or performance-based component is granted at a number determined by the “Objective Factor” percentage of the respective executive officer’s prior fiscal year salary as set forth in the table below.

Subjective or Service-Based Component. As determined by the Compensation Committee, each executive officer was awarded 85% of the percentage of 2011 salary as set forth in the table below under the heading “Subjective Grant—Subjective Factor.”

2012 Phantom Unit Grants

	Objective Grant			Subjective Grant
Executive Officer	2011 Salary	Objective Factor (1)	Maximum Phantom Units (2)	Subjective Factor (1)	Subjective Award	Phantom Units (3)
Cary D. Brown	$400,000	150%	22,043	100%	85%	11,872	(4)
Steven H. Pruett	$320,000	120%	14,107	80%	85%	7,608	(5)
Paul T. Horne	$269,000	90%	8,894	60%	85%	4,797	(5)
Kyle A. McGraw	$252,000	75%	6,943	50%	85%	3,745	(5)
William M. Morris	$236,000	60%	5,202	40%	85%	2,806	(5)

(1)	Represents percentage of 2011 salary.
(2)	Based on the 20 day trading day average prior to January 1, 2012, or $27.22. Represents maximum number of phantom units available to vest in one-third tranches over the next three years starting February 18, 2013, pending attaining specified performance criteria. Unvested phantom units will be forfeited.
(3)	Subjective grant phantom units vest annually in one-third increments beginning on February 18, 2013.
(4)	Based on the 20-day average closing price of Partnership units ended on the last trading day prior to February 1, 2012, or $28.64.
(5)	Based on the 20-day average closing price of Partnership units ended on the last trading day prior to February 2, 2012, or $28.60.

2012 OBJECTIVE PHANTOM UNIT VESTING

In accordance with the calculation of the objective component of equity compensation as set forth in the Compensation Policy, the first tranche of phantom units granted to each executive officer on February 18, 2011 and the second tranche of phantom units granted to each executive officer on February 18, 2010 will vest on February 18, 2012 in the amounts set forth below.

The Performance Factor is determined based the Partnership’s performance during 2011 as measured by the Partnership’s total unitholder return (“TUR”) compared to the TUR of an index of other publicly traded limited partnerships and the Partnership’s TUR ranking among its peer group.

2012 Phantom Unit Vesting

	Objective Grant
Executive Officer	Maximum Phantom Units Subject to Vesting (1)	Performance Factor (2)	Phantom Units Vested
Cary D. Brown	15,347	32.27%	4,952
Steven H. Pruett	10,152	32.27%	3,276
Paul T. Horne	6,839	32.27%	2,206
Kyle A. McGraw	5,352	32.27%	1,727
William M. Morris	4,012	32.27%	1,295

(1)	Represents one-third of the total phantom units granted pursuant to the objective component of the Compensation Policy.
(2)	Based on the Partnership’s total unitholder return for 2011 of 8.6%, Legacy ranking of third among its Peer Group (as defined in the Compensation Policy) in total unitholder return and a 50.0 percentile rank of the Partnership’s total unitholder return among the Adjusted Alerian MLP Index (as defined in the Compensation Policy).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

	By:	Legacy Reserves GP, LLC,
its General Partner

Date: February 7, 2012	By:	/s/ Steven H. Pruett
	Name:	Steven H. Pruett
	Title:	President, Chief Financial Officer and Secretary

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